UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 14, 2011

SL Green Realty Corp.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Maryland	1-13199	13-3956775
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

SL Green Operating Partnership, L.P.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	33-167793-02	13-3960398
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER ID. NUMBER)

420 Lexington Avenue
New York, New York	10170
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)	(ZIP CODE)

(212) 594-2700

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                Completion of Acquisition or Disposition of Assets

The statements of revenues and certain expenses included under Item 9.01 of this report were prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in this Form 8-K filed by SL Green Realty Corp. and SL Green Operating Partnership, L.P. The information set forth under Item 9.01 is incorporated by reference herein.

Item 9.01                Financial Statements and Exhibits

(a)  and (b) Financial Statements of Property Acquired and Pro Forma Financial Information

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS	3

Pro Forma Condensed Consolidated Balance Sheet (Unaudited) as of March 31, 2011	4

Pro Forma Condensed Consolidated Income Statement (Unaudited) for the three months ended March 31, 2011	5

Pro Forma Condensed Consolidated Income Statement (Unaudited) for the year ended December 31, 2010	6

Notes to Pro Forma Financial Information	7

CONSOLIDATED STATEMENTS OF REVENUES AND CERTAIN EXPENSES

Report of Independent Auditors	9

Statement of Revenues and Certain Expenses of 1515 Broadway Realty Corp. for the three months ended March 31, 2011 (unaudited) and for the year ended December 31, 2010	10

Notes to Statements of Revenues and Certain Expenses	11

Report of Independent Auditors	14

Statement of Revenues and Certain Expenses of 521 Fifth Avenue JV LLC for the year ended December 31, 2010	15

Notes to Statement of Revenues and Certain Expenses	16

(c)                                  EXHIBITS

23.1. Consent of Ernst & Young LLP

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

In April 2011, SL Green Realty Corp. (“we,” “SL Green” or the “Company”) acquired SITQ Immobilier, a subsidiary of Caisse de depot et placement du Quebec, or SITQ’s, entire interest in 1515 Broadway Realty Corp. (“1515 Broadway”), thereby acquiring full ownership of the 1,750,000 square foot building. The transaction valued the consolidated interests at $1.234 billion. The purchase was funded with cash on hand, proceeds from the issuance of common stock by the Company through its “at-the-market” equity offering program, and the assumption of a $458.8 million first mortgage. This property, which was acquired through a joint venture with SITQ in May 2002, was previously accounted for as an investment in unconsolidated joint ventures.

In January 2011, we purchased the City Investment Fund’s 49.9% interest in 521 Fifth Avenue (“521 Fifth”), thereby acquiring full ownership of the building. The transaction valued the consolidated interests at approximately $245.7 million, excluding $4.5 million of cash and other assets acquired. We assumed $140.0 million of mortgage financing in connection with this acquisition.

The pro forma condensed consolidated financial statements do not purport to represent what our financial position or results of operations would have been assuming the completion of these acquisitions had occurred on January 1, 2010 and for the period indicated, nor do they purport to project our financial position or results of operations at any future date or for any future period. These pro forma condensed consolidated financial statements should be read in conjunction with our 2010 Annual Report on Form 10-K and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2011

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN HISTORICAL	1515 BROADWAY HISTORICAL	SL GREEN PRO FORMA ADJUSTMENTS	SL GREEN PROFORMA
	(A)	(B)	(C)
ASSETS:
Commercial real estate properties at cost	$9,261,545	$461,429	$746,006	$10,468,980
Less: accumulated depreciation	(953,993)	—	—	(953,993)
	8,307,552	461,429	746,006	9,514,987
Assets held for sale	104,808	—		104,808
Cash and cash equivalents	234,009	19,230	1,805	255,044
Restricted cash	107,835	3,039	—	110,874
Investment in marketable securities	64,440			64,440
Tenant and other receivables, net of allowance of $13,807	26,314	708	194	27,216
Related party receivables	3,653	—	—	3,653
Deferred rents receivable, net of allowance for tenant credit loss of $29,832	223,552	32,446	(32,446)	223,552
Debt and preferred equity investments	579,287	—	—	579,287
Investments in unconsolidated joint ventures	916,600	—	(33,504)	883,096
Deferred costs, net	180,712	22,113	(22,113)	180,712
Other assets	693,604	11,204	(1,902)	702,906

Total assets	$11,442,366	$550,169	$658,040	$12,650,575

LIABILITIES AND EQUITY:
Mortgage notes payable	$3,280,084	$459,804	$(1,037)	$3,738,851
Revolving credit facility	500,000	—	—	500,000
Term loans and unsecured notes	1,018,674	—	—	1,018,674
Accrued interest payable and other liabilities	150,895	500	(33)	151,362
Accounts payable and accrued expenses	123,728	4,119	(1,227)	126,620
Deferred revenue/ gain	294,634	3,263	(1,302)	296,595
Capitalized lease obligation	17,060	—	—	17,060
Deferred land leases payable	18,318	—	—	18,318
Dividend and distributions payable	14,563	—	—	14,563
Security deposits	43,196	1,234	—	44,430
Liabilities related to assets held for sale	121,635	—	—	121,635
Junior subordinate deferrable interest debentures held by trusts that issued trust preferred securities	100,000	—	—	100,000

Total liabilities	5,682,787	468,920	(3,599)	6,148,108
Commitments and contingencies	—	—	—	—
Noncontrolling interests in SL Green Operating Partnership, L.P.	143,756	—	—	143,756

EQUITY
Series C preferred stock, $0.01 par value, $25.00 liquidation preference, 11,700 issued and outstanding at March 31, 2011	274,022	—	—	274,022
Series D preferred stock, $0.01 par value, $25.00 liquidation preference, 4,000 issued and outstanding at March 31, 2011	96,321	—	—	96,321
Common stock, $0.01 par value, 160,000 shares authorized, 84,336 issued and outstanding at March 31, 2011 (including 3,411 shares at March 31, 2011 held in Treasury)	844	—	—	844
Additional paid – in capital	3,836,453	80,716	179,777	4,096,946
Treasury stock at cost	(306,170)	—	—	(306,170)
Accumulated other comprehensive loss	(13,011)	—	—	(13,011)
Retained earnings	1,207,504	—	481,862	1,689,366
Total SL Green stockholders’ equity	5,095,963	80,716	661,639	5,838,318
Noncontrolling interest in other partnerships	519,860	533	—	520,393
Total equity	5,615,823	81,249	661,639	6,358,711

Total liabilities and equity	$11,442,366	$550,169	$658,040	$12,650,575

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE THREE MONTH PERIOD ENDED MARCH 31, 2011

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN HISTORICAL(A)	1515 BROADWAY ACQUISITION(B)	SL GREEN PRO FORMA ADJUSTMENTS		SL GREEN PRO FORMA
REVENUES:
Rental revenues, net	$228,970	$21,207	$699	(C)	$250,876
Escalation and reimbursement revenues	30,275	6,767	—		37,042
Investment and preferred equity income	67,828	—	—		67,828
Other income	7,249	21	—		7,270
Total revenues	334,322	27,995	699		363,016

EXPENSES:
Operating expenses including $3,115 to affiliates	60,300	7,440	—		67,740
Real estate taxes	40,067	5,278	—		45,345
Ground rent	7,834	—	—		7,834
Interest expense, net of interest income	65,073	4,669	—		69,742
Amortization of deferred financing costs	3,806	—	—		3,806
Depreciation and amortization	63,497	—	4,916	(D)	68,413
Transaction related costs	2,434	—	—		2,434
Marketing, general and administrative	20,021	—	—		20,021
Total expenses	263,032	17,387	4,916		285,335

Income from continuing operations before equity in net income of unconsolidated joint ventures, noncontrolling interests and discontinued operations	71,290	10,608	(4,217)		77,681
Equity in net income of unconsolidated joint ventures	8,206	—	(2,527	)(E)	5,679
Purchase price fair value adjustment	13,788	—	—		13,788
Loss on investment in marketable securities	(127)	—	—		(127)
Income from continuing operations	93,157	10,608	(6,744)		97,021
Net income attributable to noncontrolling interests in SL Green Operating Partnership, L.P.	(1,852)	(230)	219	(F)	(1,863)
Net income attributable to noncontrolling interests in other partnerships	(3,610)	—	—		(3,610)
Net income attributable to SL Green	87,695	10,378	(6,525)		91,548

Preferred stock dividends	(7,545)	—	—		(7,545)

Net income attributable to SL Green common stockholders	$80,150	$10,378	$(6,525)		$84,003

BASIC EARNINGS PER SHARE:(G)
Net income attributable to SL Green common stockholders	$1.01				$1.03

DILUTED EARNINGS PER SHARE:(G)
Net income attributable to SL Green common stockholders	$1.00				$1.03
Dividends per common share	$0.10				$0.10

Basic weighted average common shares outstanding	79,401				81,347

Diluted weighted average common shares and common share equivalents outstanding	81,643				83,589

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

FOR THE YEAR ENDED DECEMBER 31, 2010

(UNAUDITED)

(IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

	SL GREEN HISTORICAL(A)	1515 BROADWAY ACQUISITION (B)	521 FIFTH AVENUE ACQUISITION (C)	SLGREEN PRO FORMA ADJUSTMENTS		SL GREEN PRO FORMA
REVENUES:
Rental revenues, net	$796,667	$76,469	$17,492	$4,835	(D)	$895,463
Escalation and reimbursement revenues	120,484	24,044	2,682	—		147,210
Investment and preferred equity income	147,926	—	—	—		147,926
Other income	36,169	45	117	—		36,331
Total revenues	1,101,246	100,558	20,291	4,835		1,226,930

EXPENSES:
Operating expenses including $14,234 to affiliates	229,305	25,227	5,576	—		260,108
Real estate taxes	148,828	20,016	4,377	—		173,221
Ground rent	31,191	—	—	—		31,191
Interest expense, net of interest income	233,647	19,076	1,799	—		254,522
Amortization of deferred financing costs	9,928	—	—	—		9,928
Depreciation and amortization	228,893	—	—	23,655	(E)	252,548
Loan loss and other investment reserves	20,501	—	—	—		20,501
Transaction related costs	11,875	—	—	—		11,875
Marketing, general and administrative	75,946	—	—	—		75,946
Total expenses	990,114	64,319	11,752	23,655		1,089,840

Income from continuing operations before equity in net income of unconsolidated joint ventures, noncontrolling interests and discontinued operations	111,132	36,239	8,539	(18,820)		137,090
Equity in net income of unconsolidated joint ventures	39,607	—	—	(10,414	)(F)	29,193
Equity in net gain on sale of interest in unconsolidated joint venture	128,922	—	—	—		128,922
Gain on investment in marketable securities	490	—	—	—		490
Loss on early extinguishment of debt	(1,900)	—	—	—		(1,900)
Income from continuing operations	278,251	36,239	8,539	(29,234)		293,795
Net income attributable to noncontrolling interests in SL Green Operating Partnership, L.P.	(4,574)	(572)	(135)	1,332	(G)	(3,949)
Net income attributable to noncontrolling interests in other partnerships	(14,007)	—	—	—		(14,007)
Net income attributable to SL Green	259,670	35,667	8,404	(27,902)		275,839

Preferred stock dividends	(29,749)	—	—	—		(29,749)

Net income attributable to SL Green common stockholders	$229,921	$35,667	$8,404	$(27,902)		$246,090

BASIC EARNINGS PER SHARE:(H)
Net income from continuing operations before discontinued operations	$1.32					$1.45
Equity in net gain on sale of interest in unconsolidated joint venture	1.62					1.54
Net income attributable to SL Green common stockholders	$2.94					$2.99

DILUTED EARNINGS PER SHARE:(H)
Net income from continuing operations before discontinued operations	$1.32					$1.44
Equity in net gain on sale of interest in unconsolidated joint venture	1.62					1.54
Net income attributable to SL Green common stockholders	$2.94					$2.98
Dividends per common share	$0.40					$0.40

Basic weighted average common shares outstanding	78,101					82,300

Diluted weighted average common shares and common share equivalents outstanding	79,761					83,960

The accompanying notes are an integral part of these pro forma financial statements.

SL GREEN REALTY CORP.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

MARCH 31, 2011

(UNAUDITED AND IN THOUSANDS)

(A)                              Reflects the unaudited condensed consolidated balance sheet of SL Green at March 31, 2011 as reported on the Company’s Quarterly Report on Form 10-Q.

(B)                                Reflects the unaudited condensed consolidated balance sheet of 1515 Broadway as of March 31, 2011.

(C)                                Adjustments reflect the purchase price allocation of the Company’s acquisition of the 45% joint venture interest in the property located at 1515 Broadway held by SITQ as of March 31, 2011 for approximately $1,210,000. The Company is currently in the process of analyzing the fair value of the in-place leases; and, consequently, no value has yet been assigned to the leases. Therefore, the purchase price allocation is preliminary and subject to change.  The purchase was funded with cash on hand, proceeds from the issuance of common stock by the Company through its “at-the-market” equity offering program, and the assumption of a $458,767 first mortgage.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

THREE MONTHS ENDED MARCH 31, 2011

(UNAUDITED AND IN THOUSANDS)

(A)                              Reflects the consolidated statement of income of SL Green for the three month period ended March 31, 2011 as reported on the Company’s Quarterly Report on Form 10-Q, excluding net income from discontinued operations of $737.

(B)                                Reflects the historical operations of 1515 Broadway for the three month period ended March 31, 2011.

(C)                                Eliminates historical straight line rent and record pro forma straight line rent assuming the acquisition closed on January 1, 2010.

(D)                               Reflects straight-line depreciation for 1515 Broadway based on an estimated useful life of 40 years.

(E)                                 Eliminates the Company’s 55% equity interest in the net income of the 1515 Broadway joint venture.

(F)                                 Allocates net income to the 2.17% noncontrolling interest in the Company’s operating partnership, SL Green Operating Partnership, L.P. (“SL Green OP”).

(G)                                Basic income per common share is calculated based on 81,347 weighted average common shares outstanding and diluted income per common share is calculated based on 83,589 weighted average common shares and common share equivalents outstanding.

SL GREEN REALTY CORP.

NOTES TO PRO FORMA CONDENSED CONSOLIDATED INCOME STATEMENT

YEAR ENDED DECEMBER 31, 2010

(UNAUDITED AND IN THOUSANDS)

(A)                              Reflects the consolidated statement of income of SL Green for the year ended December 31, 2010 as reported on the Company’s Annual Report on Form 10-K, excluding net income from discontinued operations of $5,420 and gain on sale of discontinued operations of $35,485.

(B)                                Reflects the historical operations of 1515 Broadway for the year ended December 31, 2010.

(C)                                Reflects the historical operations of 521 Fifth Avenue for the year ended December 31, 2010.

(D)                               Eliminates historical straight line rent and record pro forma straight line rent assuming the acquisitions of both 1515 Broadway and 521 Fifth Avenue closed on January 1, 2010.

(E)                                 Reflects straight-line depreciation for 1515 Broadway and 521 Fifth Avenue based, in each case, on an estimated useful life of 40 years.

(F)                                 Eliminates the Company’s 68.45% equity interest in the net income of 1515 Broadway and 49.9% equity interest in the net income of 521 Fifth Avenue.

(G)                                Allocates net income to the 1.58% noncontrolling interest in the Company’s operating partnership, SL Green OP.

(H)                               Basic income per common share is calculated based on 82,300 weighted average common shares outstanding and diluted income per common share is calculated based on 83,960 weighted average common shares and common share equivalents outstanding.

Report of Independent Auditors

To the Board of Directors and Stockholders of SL Green Realty Corp.

We have audited the accompanying statement of revenues and certain expenses of 1515 Broadway Realty Corp. (the “Company”) for the year ended December 31, 2010.  The statement of revenues and certain expenses is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K filed by SL Green Realty Corp. and SL Green Operating Partnership, L.P. as described in Note 2, and is not intended to be a complete presentation of the Company’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Company described in Note 2 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

July 13, 2011

New York, New York

1515 Broadway Realty Corp.

Statements of Revenues and Certain Expenses

(Dollars in Thousands)

	Three Months Ended March 31, 2011	For the Year Ended December 31, 2010
	(Unaudited)
Revenues:
Rental revenue	$21,207	$76,469
Escalations and reimbursement revenues	6,767	24,044
Other income	21	45
Total revenues	27,995	100,558

Certain Expenses:
Operating expenses	7,440	25,227
Real estate taxes	5,278	20,016
Interest	4,669	19,076
Total expenses	17,387	64,319

Revenues in excess of certain expenses	$10,608	$36,239

The accompanying notes are an integral part of these statements of revenues and certain expenses.

1515 Broadway Realty Corp.

Notes to Statements of Revenues and Certain Expenses

December 31, 2010

(Dollars in Thousands)

1. Organization

1515 Broadway Realty Corp. (the “Company”) is a Maryland corporation that qualifies as a real estate investment trust (“REIT”) for Federal income tax purposes. The Company was formed by SL Green Private REIT LLC, a Delaware limited liability company (“SLG 1515”) and the predecessor-in-interest of SITQ BST-REIT, LP, a Delaware limited partnership (“SITQ 1515”). SLG 1515 is owned by SL Green Operating Partnership, L.P., a Delaware limited partnership (“SL Green OP”). SITQ 1515 is an indirect, wholly owned subsidiary of Caisse de dépôt et placement du Québec.

On May 15, 2002, the Company acquired an approximate 99.7% indirect fee ownership estate in the real property and improvements located at 1515 Broadway, New York, New York (the “Property”). The Property was acquired for approximately $483,500. The Company’s sole direct asset is its 99.9% membership interest in 1515 SLG Owner LLC which, through various entities, owns 99.8% of the Property, with the remaining 0.2% owned by the noncontrolling interest of the Company. The Property contains over 1.72 million rentable square feet. The Company currently does not intend to acquire other properties.

As a result of the loan modification more fully described in Note 3, pre-determined performance thresholds were exceeded in November 2005, thereby increasing SLG 1515’s economic interest in the Property to approximately 68.5%.

On April 27, 2011, SL Green Realty Corp. acquired SITQ 1515’s interest in the Property.

2. Basis of Presentation and Significant Accounting Policies

Presented herein is the statement of revenues and certain expenses related to the operations of an office building located at the Property in Manhattan, New York.

The accompanying statements of revenues and certain expenses have been prepared with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties.  Accordingly, the statements of revenues and certain expenses exclude depreciation and amortization, amortization of intangible assets and liabilities, and asset management fees not directly related to the future operations.

Principles of Consolidation

The consolidated statements of revenues and certain expenses include the accounts of the Company and its subsidiaries, which are wholly-owned or controlled by the Company. All significant inter-company balances and transactions have been eliminated in consolidation.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. The Company establishes, on a current basis, a reserve for future potential losses, which may occur against deferred rent receivable and tenant receivables. The reserve is reflected in the accompanying consolidated statement of revenues and certain expenses.

Income Taxes

The Company is taxed as a REIT under Section 856(c) of the Internal Revenue Code (the “Code”). As a REIT, the Company generally is not subject to Federal income tax. To maintain qualification as a REIT, the

1515 Broadway Realty Corp.

Notes to Statements of Revenues and Certain Expenses

December 31, 2010

(Dollars in Thousands)

Company must distribute at least 90% of its taxable income to its stockholders and meet certain other requirements. If the Company fails to qualify as a REIT in any taxable year, the Company will be subject to Federal income tax on its taxable income at regular corporate tax rates. The Company may also be subject to certain state and local taxes. Under certain circumstances, Federal income and excise taxes may be due on its undistributed taxable income.

Pursuant to amendments to the Code that became effective January 1, 2001, we have elected, and may in the future, elect to treat certain of our existing or newly created corporate subsidiaries as taxable REIT subsidiaries, or TRS. In general, a TRS of ours may perform non-customary services for our tenants, hold assets that we cannot hold directly and generally may engage in any real estate or non-real estate related business. Our TRS recorded approximately $109 in Federal, state and local tax (benefit)/expense, of with $106 has been paid.

We follow a two-step approach for evaluating uncertain tax positions. Recognition (step one) occurs when an enterprise concludes that a tax position, based solely on its technical merits, is more-likely-than-not to be sustained upon examination. Measurement (step two) determines the amount of benefit that more-likely-than-not will be realized upon settlement. Derecognition of a tax position that was previously recognized would occur when a company subsequently determines that a tax position no longer meets the more-likely-than-not threshold of being sustained. The use of a valuation allowance as a substitute for derecognition of tax positions is prohibited.

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the consolidated statements of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

3. Mortgage Note Payable

On December 22, 2009, the Company refinanced the Property with a $475,000 mortgage. The mortgage bore interest at a rate of 3.50% until March 22, 2010 when the rate became the greater of LIBOR plus 250 basis points or 3.50%. The term of the mortgage is five years, during which time interest and principal, amortizable over a period of 25 years, is payable monthly. As of December 31, 2010, the loan bore interest at 3.50%.

4. Rental Income

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2011 to 2024. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for increases in certain operating costs and real estate taxes above their base year costs. Future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2010 are as follows:

2011	$84,219
2012	84,957
2013	83,624
2014	83,529
2015	43,667
Thereafter	166,222
Total	$546,218

1515 Broadway Realty Corp.

Notes to Statements of Revenues and Certain Expenses

December 31, 2010

(Dollars in Thousands)

5. Related Party Transactions

Pursuant to the Property Management and Leasing Agreement, SL Green Management Corp., an affiliate of SLG 1515, is responsible for the (a) management and leasing of the Property and (b) day-to-day corporate management of the Company and its subsidiaries. SL Green Management Corp. is entitled to a management fee equal to 2.0% of the gross receipts from the Property. SL Green Management Corp. is also entitled to certain leasing fees and construction fees as set forth in the Property Management and Leasing Agreement. SL Green Leasing LLC, a wholly owned subsidiary of SL Green Management Corp., is the leasing agent for the Property.

For the year ended December 31, 2010, SL Green Management Corp. earned $2,007 in management fees. Management fees are a component of operating expenses in the accompanying statement of revenues and certain expenses.

There are business relationships with related parties, which involved repairs, maintenance and security expenses in the ordinary course of business. The Company’s transactions with the related parties amounted to $2,215 for the year ended December 31, 2010 and are a component of operating expenses on the accompanying statement of revenues and certain expenses.

On May 12, 2010, a majority owned subsidiary of SL Green OP, which through various entities holds a majority interest in the Company, assumed a license agreement covering the entire rentable portion of the 11th and 12th floors (“Premises”) of the Property. As such the affiliate agreed to pay the Company fixed annual rent and additional rent with regard to the aforementioned Premises. For the year ended December 31, 2010 the Company recognized $1,893 of rental income from the affiliate.

6. Interim Unaudited Financial Information

The statement of revenues and certain expenses for the three months ended March 31, 2011 is unaudited; however, in the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for a fair presentation of the statements of revenues and certain expenses for this interim period has been included.  The results of interim period are not necessarily indicative of the results to be obtained for a full fiscal year.

7. Subsequent Events

The Company has evaluated subsequent events through the date in which these consolidated statements of revenues and certain expenses were available for issuance on July 13, 2011.

On April 27, 2011, SL Green acquired SITQ 1515’s interest in the Property.

Report of Independent Auditors

To the Board of Directors and Stockholders of SL Green Realty Corp.

We have audited the accompanying statement of revenues and certain expenses of 521 Fifth Avenue JV LLC (the “Company”) for the year ended December 31, 2010.  The statement of revenues and certain expenses is the responsibility of the Company’s management.  Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States.  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses. An audit also includes assessing the basis of accounting used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.  We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission for inclusion in the Form 8-K filed by SL Green Realty Corp. and SL Green Operating Partnership, L.P. as described in Note 2, and is not intended to be a complete presentation of the Company’s revenues and expenses.

In our opinion, the statement of revenues and certain expenses referred to above present fairly, in all material respects, the revenues and certain expenses of the Company described in Note 2 for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

July 13, 2011

New York, New York

521 Fifth Avenue JV LLC

Statement of Revenues and Certain Expenses

(Dollars in Thousands)

For the Year Ended December 31, 2010

Revenues:
Rental revenue	$17,492
Escalations and reimbursement revenues	2,682
Other income	117
Total revenues	20,291

Certain Expenses:
Operating expenses	5,576
Real estate taxes	4,377
Interest	1,799
Total expenses	11,752

Revenues in excess of certain expenses	$8,539

The accompanying notes are an integral part of this statement of revenues and certain expenses.

521 Fifth Avenue JV LLC

Notes to Statement of Revenues and Certain Expenses

December 31, 2010

(Dollars in Thousands)

1. Organization

521 Fifth Avenue JV LLC (the “Company”), a Delaware limited liability company, was formed on December 15, 2006. The Company was formed for the purpose of acquiring, redeveloping, managing and operating the property located at 521 Fifth Avenue, New York, New York (“521 Fifth” or the “Property”).

This joint venture will terminate on December 31, 2056, unless terminated sooner or extended by the unanimous agreement of the members.

Effective with the Limited Liability Company Agreement (the “LLC Agreement”) dated December 15, 2006, the members’ interests in the Company are as follows:

Green 521 Fifth Avenue Holding LLC (“SL Green”)	50.1%
CIF 521 Member LLC (“CIF”)	49.9%

On December 15, 2006, pursuant to a purchase and sale agreement, SL Green sold a 49.9% interest in the Company to CIF for $42,415 and the assumption of a proportionate amount of debt.

521 Fifth is an approximately 460,000-square foot commercial office building. SL Green acts as the managing member for the Company and is responsible for leasing and managing the Property. The LLC Agreement provides SL Green with the opportunity to gain certain economic benefits based on the financial performance of the Property.

On January 6, 2011, SL Green acquired CIF’s 49.9% interest in the Property.

2. Basis of Presentation and Significant Accounting Policies

Presented herein is the statement of revenues and certain expenses related to the operation of an office building located at 521 Fifth Avenue (the “Property”) in Manhattan, New York.

The accompanying statement of revenues and certain expenses has been prepared with the applicable rules and regulations of the Securities and Exchange Commission for the acquisition of real estate properties.  Accordingly, the statement of revenues and certain expenses excludes depreciation and amortization, amortization of intangible assets and liabilities, and asset management fees not directly related to the future operations.

Revenue Recognition

Minimum rental revenue is recognized on a straight-line basis over the term of the lease. The Company establishes, on a current basis, a reserve for future potential losses, which may occur against deferred rent receivable and tenant receivables. The reserve is reflected in the accompanying consolidated statement of revenues and certain expenses.

Use of Estimates

The preparation of the statement of revenues and certain expenses in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported in the statement of revenues and certain expenses and accompanying notes. Actual results could differ from those estimates.

521 Fifth Avenue JV LLC

Notes to Statement of Revenues and Certain Expenses

December 31, 2010

(Dollars in Thousands)

3. Mortgage Note Payable

The Company is indebted under the terms of a first mortgage in the principal amount of $140,000. The loan bears interest at the 30-day LIBOR plus 100 basis points, and matures on April 30, 2011, at which time all principal and unpaid interest is due. The loan is secured by the Property. See Note 6.

4. Rental Income

The Company is the lessor to tenants under operating leases with expiration dates ranging from 2011 to 2020. The minimum rental amounts due under the leases are generally either subject to scheduled fixed increases or adjustments. The leases generally also require that the tenants reimburse the Company for increases in certain operating costs and real estate taxes above their base year costs. Expected future minimum rents to be received over the next five years and thereafter for noncancelable operating leases in effect at December 31, 2010 are as follows:

2011	$19,369
2012	18,167
2013	15,820
2014	13,455
2015	11,515
Thereafter	63,130
$141,456

5. Related Party Transactions

Pursuant to the Leasing and Management Agreement, SL Green Management Corp., an affiliate of SL Green, is responsible for the (a) management and leasing (itself or through a wholly owned subsidiary) of the Property and (b) day-to-day corporate management of the Company. This agreement will continue for one year and then automatically renew for successive one-year terms until terminated. SL Green Management Corp. is entitled to a management fee equal to 1.5% of the gross receipts from the Property. SL Green Management Corp. is also entitled to certain leasing fees ranging between 1.5% and 5% of the fixed annual rent and construction fees equal to 2% of the cost of the work as set forth in the Leasing and Management Agreement. SL Green Leasing LLC, a wholly owned subsidiary of SL Green Management Corp., is the leasing agent for the Property.

For the year ended December 31, 2010, SL Green Management Corp. earned $258 in management fees. There are business relationships with the related parties, which involved repairs, maintenance, construction and security expenses in the ordinary course of business. The Company’s transactions with the related parties amounted to $608 for the year ended December 31, 2010.

6. Subsequent Events

The Company has evaluated subsequent events through the date in which this statement of revenues and certain expenses was available for issuance on July 13, 2011.

On January 6, 2011 Green 521 Fifth Avenue Holdings LLC bought the remaining 49.9% membership interest in the Company from CIF 521 Member LLC for a purchase price of $55 million.

In April 2011, SL Green refinanced 521 Fifth Avenue with a new $150.0 million mortgage which carries a floating rate of interest of 200 basis points over the LIBOR. The mortgage matures on April 22, 2013. SL Green also exercised its right to acquire the fee interest in the property for $15.0 million.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

SL GREEN REALTY CORP.

/s/ James Mead
James Mead
Chief Financial Officer

SL GREEN OPERATING PARTNERSHIP, L.P.
By: SL GREEN REALTY CORP., as general partner

/s/ James Mead
James Mead
Chief Financial Officer

Date: July 14, 2011